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                                                                 Exhibit 19.1

                STATEMENT TO MARINE CERTIFICATEHOLDERS
                  NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of September 30,
1997 among NationsCredit Securitization Corporation (as "Seller"),
NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company
(as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.
Month	                                                                 May-98
Collection Period	                                                     5/1/98
Determination Date	                                                   6/10/98
Deposit Date	                                                         6/12/98
Distribution Date	                                                    6/15/98

MARINE POOL BALANCE
            Marine Pool Balance on the close of the last
              day of the Collection Period (Record Date)	       98,825,951.53
            Marine Certificate Factor	                            81.8070434%
            Marine Ending Certificate Balance
              (per $1,000 certificate)	                                818.07
            Liquidation Proceeds	                                  184,304.88
            Purchase Amounts	                                            -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment	                                 4.47371
            Carry-Over Monthly Interest Payment	                         -
            Total Marine Interest Payment	                            4.47371

            Marine Principal Payments:
            Monthly Marine Principal Payment	                        27.35097
            Carry-Over Monthly Marine Principal Payment	                 -
            Total Marine Principal Payment	                          27.35097

            Marine Servicing Fee:
            Marine Servicing Fee	                                     0.52839
            Carry-Over Monthly Marine Servicing Fee	                     -
            Total Marine Servicing Fee	                               0.52839





                   STATEMENT TO RV CERTIFICATEHOLDERS
                  NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of September 30,
1997 among NationsCredit Securitization Corporation (as "Seller"),
NationsCredit Corporation of America (as "Servicer") and Bankers Trust
Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to RV
Certificateholdersand the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.
Month	                                                                 May-98
Collection Period	                                                     5/1/98
Determination Date	                                                   6/10/98
Deposit Date	                                                         6/12/98
Distribution Date	                                                    6/15/98

RV POOL BALANCE
            RV Pool Balance on the close of the last day of
              the Collection Period (Record Date)	              39,307,813.10
            RV Certificate Factor	                                81.2370898%
            RV Ending Certificate Balance
              (per $1,000 certificate)	                                812.37
            Liquidation Proceeds	                                   19,175.00
            Purchase Amounts	                                            -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE) RV
            Interest Payments:
            Monthly RV Interest Payment	                              4.33670
            Carry-Over Monthly RV Interest Payment	                      -
            Total RV Interest Payment	                                4.33670

            RV Principal Payments:
            Monthly RV Principal Payment	                            20.27508
            Carry-Over Monthly RV Principal Payment	                    -
            Total RV Principal Payment	                              20.27508

            RV Servicing Fee:
            RV Servicing Fee	                                         0.52040
            Carry-Over Monthly RV Servicing Fee	                         -
            Total RV Servicing Fee	                                   0.52040





                  MONTHLY MARINE SERVICERS CERTIFICATE
                  NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of September 30,
1997 among NationsCredit Securitization Corporation (as "Depositor"),
NationsCredit Corporation of America (as "Servicer") and Bankers Trust
Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.
Month	                                                                 May-98
Collection Period	                                                   1-May-98
Determination Date                                                 	10-Jun-98
Deposit Date	                                                       12-Jun-98
Distribution Date	                                                  15-Jun-98

MARINE POOL BALANCE
                 Marine Pool Balance on the close of the
                   last day of the preceding Collection Period 102,130,031.11
                 Marine Principal Collections	                   2,957,764.27
                 Purchase Amounts with respect to Marine
                   Receivables allocable to Principal	                   -
                 Defaulted Marine Receivables	                     346,315.31
                 Marine Pool Balance on the close of the
                   last day of the Collection Period	           98,825,951.53

                 Original Marine Pool Balance	                 120,803,719.92

                 Marine Pool Factor	                              81.8070434%

                 Preference Amounts with respect to Marine Receivables	  -

                 Marine Pass-Through Rate	                            6.3500%
                 Marine Servicing Fee Rate	                           0.7500%

MARINE AVAILABLE FUNDS
                 Marine Collections allocable to interest	         982,119.95
                 Purchase Amounts with respect to Marine
                   Receivables allocable to interest	                     -
                 Liquidation Proceeds with respect to
                   Marine Receivables	                             184,304.88
                 Marine Collections allocable to principal 	     2,957,764.27
                 Purchase Amounts with respect to Marine
                   Receivables allocable to principal                     -
                 Other Marine Available Funds	                            -
                 Total Marine Available Funds	                   4,124,189.10

MARINE INTEREST PAYMENT
                 Monthly Marine Interest Payment	                  540,438.08
                 Carry-Over Monthly Marine Interest	                   -
                 Total	                                            540,438.08

MARINE PRINCIPAL PAYMENT
                 Monthly Marine Principal Payment	               3,304,079.58
                 Carry-Over Monthly Marine Principal	                  -
                 Total	                                          3,304,079.58

MARINE SERVICING FEE
                 Servicing Marine Fee	                              63,831.27
                 Carry-Over Monthly Marine Servicing Fee	               -
                 Total	                                             63,831.27

MARINE RESERVE ACCOUNT CROSS SUPPORT
                 Marine Reserve Account Cross Collateral
                    Withdrawal Amounts from prior
                    Distribution Dates	                                   -
                 Marine Reserve Account Cross Collateral
                    Withdrawal Amounts	                                   -
                 Distribution to reimburse Marine Reserve
                    Account Cross Collateral Withdrawal
                    Amounts	                                              -
                 Total Owed to Reimburse Marine Cross
                    Collateral Withdrawal Account	                        -

DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                 Marine Available Funds	                         4,124,189.10
                 Marine Reserve Account Withdrawal Deposit	               -
                 RV Reserve Account Cross Collateral
                   Withdrawal Amount	                                     -
                 Surety Bond Drawing Deposit	                             -
                Total Deposit to the Marine Certificate Account	 4,124,189.10

DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
               Monthly Marine Interest Payment and any
                  Carry-Over Monthly Marine Interest	              540,438.08
               Monthly Marine Principal Payment and any
                  Carry-Over Monthly Marine Principal	           3,304,079.58
               Marine Servicing Fee and any Carry-Over
                  Marine Servicing Fee	                             63,831.27
               Distributions to the Surety Bond Provider	           10,213.00
               Shortfall in RV Certificate Account	                      -
               Distributions to meet shortfall in RV
                  Certificate Account	                                   -
               Distribution to reimburse RV Reserve
                  Account Cross Collateral Withdrawal Amounts	           -
               Distribution to the Marine Reserve Account	         120,803.05
               Distribution to the RV Reserve Account	                   -
               Distributions to the Depositor	                      84,824.12

              Carry-Over Monthly Marine Interest to the next
                  Distribution Date	                                     -
              Carry-Over Monthly Marine Principal to the next
                  Distributions Date	                                    -
              Carry-Over Monthly Marine Servicing Fee to the
                  next Distribution Date	                                -

MARINE  RESERVE ACCOUNT

               Marine Reserve Account Balance as of the end
                  of the preceding Collection Period	            2,831,544.70
               Earnings from investments on the Marine
                  Reserve Account	                                  12,430.80
               Marine Reserve Account Withdrawals	                       -
               Marine Reserve Account Cross Collateral
                  Withdrawal Amounts	                                    -
               Deposits to the Marine Reserve Account	             120,803.05
               Reimbursement of Marine Reserve Account
                  Cross Collateral Withdrawal Amounts	                 -
               Deposits to Marine Reserve Account from
                  RV Available Funds	                                  -
               Marine Reserve Account Balance	                   2,964,778.55
               Distributions of any excess amounts on
                  deposit in the Marine Reserve Account  	             -
               Ending Marine Reserve Account Balance	            2,964,778.55

              Marine Reserve Account Balance as a % of
                 the Marine Pool Balance                             	3.0000%
              Specified Marine Reserve Account Requirement	      2,964,778.55
             Amount needed to fully fund Marine Reserve Account  	      -

SURETY BOND
            Outstanding Reimbursement Obligations at the end
               of the preceding Collection Period	                      -
            Preference Amounts	                                         -
            Surety Bond Drawing Amount	                                 -
            Surety Bond Fee	                                        10,213.00
            Interest on Outstanding Reimbursement Obligations
               at the end of the preceding Collection Period	             -
            Amount Owed to Surety Bond Provider	                    10,213.00
            Distributions made to the Surety Bond Provider	         10,213.00
            Remaining Amounts Owed to the Surety Bond Provider	           -

NET CREDIT LOSS RATIO
            Net Credit Losses	                                     162,010.43
            Average Net Credit Loss Ratio - Annualized	                 1.80%

DELINQUENCY ANALYSIS
            Number of Loans
            30 to 59 days past due	                                       184
            60 to 89 days past due	                                        30
            90 or more days past due	                                      53
            Total	                                                        267

           Principal Balance
           30 to 59 days past due	                               1,637,866.07
           60 to 89 days past due	                                 298,584.69
           90 or more days past due	                               604,831.96
           Total	                                                2,541,282.72

          Delinquency Ratio - 60+ Day Delinquent Accounts
          For the current Collection Period	                          0.9141%
          For the preceding Collection Period	                        1.0228%
          For the second preceding Collection Period	                 1.2867%
          For the third preceding Collection Period	                  1.3473%
          Average 3 month 60 Day + Delinquency Ratio                 	1.0745%
          Average 4 month 60 Day + Delinquency Ratio	                 1.1427%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession
             Occurred in the Current Month	                        140,651.69
          Number of Contracts where Repossession Occurred
             in the Current Month	                                      15.00


WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
           Weighted Average Coupon                                  	11.4981%
           Weighted Average Original Term (months)                    	128.71
           Weighted Average Remaining Term (months)	                       96
           Number of Outstanding Accounts-End of Period	                9,423


CASH SETTLEMENT FOR THE TRUSTEE
            Total Deposit to the Marine Collection Account	      4,124,189.10
           Marine Servicing Fee	                                    63,831.27
           Marine Interest allocable to the Seller's Certificate         3.22
           Marine Principal amount allocable to the Seller's
             Certificate	                                               19.69
           Wire Funds to the Surety Bond Provider	                  10,213.00
           Net Deposit to the Marine Certificate Account                 -
             Excluding Amounts Due to Seller	                    4,050,121.92
           Wire Funds to the Marine Certificateholders                    -
             Interest Amounts	                                     540,434.86
           Wire Funds to the Marine Certificateholders                    -
             Interest Amounts                              	     3,304,059.89
           Deposit Funds into the Marine Reserve Account	          120,803.05
           Deposit Funds into the RV Reserve Account	                     -
          Wire Funds to NationsCredit	                              84,824.12

Approved by:/s/ LAWRENCE ANGELILLI ----------------------- Authorized Signer





                     MONTHLY RV SERVICERS CERTIFICATE
                    NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of September 30,
1997 among NationsCredit Securitization Corporation (as "Depositor"),
NationsCredit Corporation of America (as "Servicer") and Bankers Trust
Company(as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to RV
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.
Month	                                                                 May-98
Collection Perod	                                                    1-May-98
Determination ate	                                                  10-Jun-98
Deposit Date	                                                       12-Jun-98
Distribution Dte                                                   	15-Jun-98

RV POOL BALANCE
                  RV Pool Balance on the close of the last
                    day of the preceding Collection Period      40,288,853.94
                  RV Principal Collections	                        921,077.94
                  Purchase Amounts with respect to RV
                    Receivables allocable to Principal	                    -
                  Defaulted RV Receivables	                         59,962.90
                  RV Pool Balance on the close of the last day
                    of the Collection Period	                   39,307,813.10

                  Original RV Pool Balance	                     48,386,535.24

                  RV Pool Factor	                                 81.2370898%

                  Preference Amounts with respect to RV Receivables	    -

                  RV Pass-Through Rate	                               6.2500%
                  RV Servicing Fee Rate	                              0.7500%

RV AVAILABLE FUNDS
                  RV Collections allocable to interest    	        381,969.14
                  Purchase Amounts with respect to RV
                    Receivables allocable to interest	                    -
                  Liquidation Proceeds with respect to
                    RV Receivables	                                 19,175.00
                  RV Collections allocable to principal	           921,077.94
                  Purchase Amounts with respect to RV
                    Receivables allocable to principal	                   -
                  Other RV Available Funds	                               -
                  Total RV Available Funds	                      1,322,222.08

RV INTEREST PAYMENT
                  Monthly RV Interest Payment	                     209,837.78
                  Carry-Over Monthly RV Interest	                       -
                  Total	                                           209,837.78

RV PRINCIPAL PAYMENT
                  Monthly RV Principal Payment	                    981,040.84
                  Carry-Over Monthly RV Principal	                       -
                  Total	                                           981,040.84

RV SERVICING FEE
                  RV Servicing Fee	                                 25,180.53
                  Carry-Over Monthly RV Servicing Fee	                    -
                  Total	                                            25,180.53

RV RESERVE ACCOUNT CROSS SUPPORT
                  RV Reserve Account Cross Collateral
                    Withdrawal Amounts from prior
                    Distribution Dates	                                   -
                  RV Reserve Account Cross Collateral
                    Withdrawal Amounts	                                   -
                  Distribution to reimburse RV Reserve
                    Account Cross Collateral Withdrawal Amounts	          -
                  Total Owed to Reimburse RV Cross Collateral
                    Withdrawal Account            	                       -

DEPOSIT TO RV CERTIFICATE ACCOUNT
                  RV Available Funds	                            1,322,222.08
                  RV Reserve Account Withdrawal Deposit	                -
                  Marine Reserve Account Cross Collateral
                     Withdrawal Amount	                                 -
                  Surety Bond Drawing Deposit	                          -
                  Total Deposit to the RV Certificate Account	   1,322,222.08

DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
                  Monthly RV Interest Payment and any
                    Carry-Over Monthly RV Interest	                209,837.78
                  Monthly RV Principal Payment and any
                    Carry-Over Monthly RV Principal	               981,040.84
                  RV Servicing Fee and any Carry-Over RV
                    Servicing Fee	                                  25,180.53
                  Distributions to the Surety Bond Provider	         4,028.89
                  Shortfall in Marine Certificate Account	                -
                  Distribution to meet shortfall in Marine
                     Certificate Account	                                 -
                  Distribution to reimburse Marine
                    Reserve Account Cross Collateral
                    Withdrawal Amounts	                                   -
                  Distributions to the RV Reserve Account	                -
                  Distribution to the Marine Reserve Account	             -
                  Distributions to the Depositor	                  102,134.04

                  Carry-Over Monthly RV Interest to the
                     next Distribution Date	                              -
                  Carry-Over Monthly RV Principal to the
                     next Distributions Date      	                       -
                  Carry-Over Monthly RV Servicing Fee to
                     the next Distribution Date	                          -

RV RESERVE ACCOUNT

                  RV Reserve Account Balance as of the end
                   of the preceding Collection Period	           2,180,374.21
                  Earnings from investments on the RV
                   Reserve Account	                                  9,543.78
                  RV Reserve Account Withdrawals	                        -
                  RV Reserve Account Cross Collateral
                    Withdrawal Amounts	                                  -
                  Deposits to the RV Reserve Account	                    -
                  Reimbursement of RV Reserve Account
                    Cross Collateral Withdrawal Amounts	                 -
                  Deposits to RV Reserve Account from
                    Marine Available Funds	                              -
                  RV Reserve Account Balance	                    2,189,917.99
                  Distributions of any excess amounts on
                    deposit in the RV Reserve Account	              27,988.27
                  Ending RV Reserve Account Balance	             2,161,929.72

                  RV Reserve Account Balance as a % of the
                    RV Pool Balance                                  	5.5000%
                  Specified RV Reserve Account Requirement	      2,161,929.72
                  Amount needed to fully fund RV Reserve Account	        -

SURETY BOND
            Outstanding Reimbursement Obligations at the end
              of the preceding Collection Period	                         -
            Preference Amounts	                                           -
            Surety Bond Drawing Amount	                                   -
            Surety Bond Fee	                                         4,028.89
            Interest on Outstanding Reimbursement Obligations
              at the end of the preceding Collection Period	              -
            Amount Owed to Surety Bond Provider	                     4,028.89
            Distributions made to the Surety Bond Provider	          4,028.89
            Remaining Amounts Owed to the Surety Bond Provider	           -

NET CREDIT LOSS RATIO
                  Net Credit Losses	                                40,787.90
                  Average Net Credit Loss Ratio	                        1.24%

DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due	                                  44
                  60 to 89 days past due	                                   6
                  90 or more days past due	                                22
                  Total	                                                   72

                  Principal Balance
                  30 to 59 days past due	                          447,876.43
                  60 to 89 days past due	                           85,688.39
                  90 or more days past due	                        261,599.74
                  Total	                                           795,164.56

                  60 Day + Delinquency Ratio
                  For the current Collection Period                  	0.8835%
                  For the preceding Collection Period                	0.9315%
                  For the second preceding Collection Period         	0.9636%
                  For the third preceding Collection Period	          1.0937%
                  Average 3 month 60 Day + Delinquency Ratio	         0.9262%
                  Average 4 month 60 Day + Delinquency Ratio	         0.9681%


REPOSSESSION ANALYSIS
                  Current Balance of Contracts where
                    Repossession Occurred in the Current Month      43,186.73
                  Number of Contracts where Repossession
                    Occurred in the Current Month	                       5.00


WEIGHTED AVERAGE COMPUTATIONS-RV CONTRACTS
                  Weighted Average Coupon	                           11.4880%
                  Weighted Average Original Term (months)	             140.99
                  Weighted Average Remaining Term (months)	                92
                  Number of Outstanding Accounts-End of Period	         3,231


CASH SETTLEMENT FOR THE TRUSTEE
                  Total Deposit to the RV Collection Account	    1,322,222.08
                  RV Servicing Fee	                                 25,180.53
                  RV Interest allocable to the Seller's
                    Certificate	                                         0.00
                  RV Principal amount allocable to the
                    Seller's Certificate	                                0.00
                  Wire Funds to the Surety Bond Provider	            4,028.89
                  Net Deposit to the RV Certificate Account -
                    Excluding Amounts Due to Seller	             1,293,012.65
                  Wire Funds to the RV Certificateholders -
                    Interest Amounts	                              209,837.78
                  Wire Funds to the RV Certificateholders -
                    Principal Amounts	                             981,040.84
                  Deposit Funds into the RV Reserve Account	              -
                  Deposit Funds into the Marine Reserve Account	          -
                  Wire Funds to NationsCredit	                     102,134.04


Approved by:     /s/ LAWRENCE ANGELILLI ------------------- Authorized Signer

                 [NATIONSCREDIT GRANTOR TRUST LETTERHEAD]

June 15, 1998
BY EDGAR
Securities and Exchange Commission Judiciary Plaza 450 Fifth Street, N.W. Washington, D.C. 20549

Re:   NationsCredit Grantor Trust 1997 - 2
Ladies and Gentlemen:
On behalf of NationsCredit Grantor Trust 1997 - 2 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on Form 8-K.

Should you have any questions with regard to the filing, please call the undersigned at (972) 506-5026.

Very truly yours,
/s/ LAWRENCE ANGELILLI ---------------------------Lawrence Angelilli
                                                  Vice President & Treasurer
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